1 Carriage Services, Inc.  Investor Presentation Q2 2014

2 Confidential Certain statements made herein or elsewhere by, or on behalf of, the Company that are not historical facts are intended to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the  Securities Exchange Act of 1934, as amended. These statements are based on assumptions that the Company believes are  reasonable; however, many important factors, as discussed under “Forward‐Looking Statements” in the Company’s Annual  Report on Form 10‐K for the year ended December 31, 2013, could cause the Company’s results in the future to differ materially  from the forward‐looking statements made herein and in any other documents or oral presentations made by, or on behalf of,  the Company. Forward‐looking statements contained herein regarding acquisitions include assumptions about the pricing,  timing, and terms and conditions of such acquisitions. We can provide no assurances that our growth strategy will be  successfully implemented. In particular, we can provide no assurances that we will find attractive acquisition targets, that we will  succeed in negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the next five years (including 2014). Forward‐looking statements contained herein regarding the performance of our acquisition and  same store businesses include assumptions related to future revenue growth. We can provide no assurances that our acquisition  and same store businesses will generate the revenue growth set forth herein, or any revenue growth at all. The Company  assumes no obligation to update or publicly release any revisions to forward‐looking statements made herein or any other  forward‐looking statements made by, or on behalf of, the Company. A copy of the Company’s Form 10‐K, and other Carriage  Services information and news releases, are available at www.carriageservices.com.

3 The forward looking  slides are solely intended to demonstrate the possible impact on our financial results of the  successful implementation of our growth strategy by the hypothetical acquisition of businesses aggregating $40  million in assets per year for each of the next five years (including 2014). The model presented on these slides incorporates several assumptions regarding the pricing, timing, and terms  and conditions of such acquisitions, as well as the financial performance of both acquisition and same store  businesses. We can provide no assurances that our growth strategy will be successfully implemented. In  particular, we can provide no assurances that we will find attractive acquisition targets, that we will succeed in  negotiating the terms and conditions reflected in the model, or that we will execute any acquisitions during the  next five years (including 2014). Additionally, we can provide no assurances that our acquisition and same store  businesses will generate the revenue growth reflected in the model, or any revenue growth at all.

Who is Carriage Services Inc.?

- A national funeral home and cemetery operating company
- Founded in 1991 by Mel Payne and headquartered in Houston, TX
- Funeral home and cemetery field operations drives success under a decentralized operating framework
- 161 funeral homes in 26 states – 75% of revenue
- 32 cemeteries in 10 states – 25% of revenue
- Third largest deathcare consolidator in highly fragmented industry, well positioned for growth by acquisition
- Service Corp International and Stewart Enterprises completed their merger in December 2013 further improving the opportunities for Carriage Services, Inc.

Industry Players – FY13 Revenues (1)


$246
$214
$3,080
Service Corp International (1)
Stonemor (2)
Carriage

Source: Company filings.
(1) Pie chart represents 2013A revenue breakdown for publicly traded companies. Pro forma for acquisition of Stewart Enterprises by SCI, based on the addition of Stewart FY2013 to SCI FY2013.
(2) Wall Street estimate.

4

5 Geographic Diversification in Attractive Markets 5 Note: Excludes businesses to be acquired from SCI.

6 Attractive Industry Trends 2006 2013 Consolidators Independent % Change in Deaths Source:  Center for Disease Control and Prevention, U.S. Census Bureau 65+ in Millions ~CAGR 0.6%  Large Market Highly Fragmented Secular Trend 6 88.2% 11.8% 88.0% 12.0% Source:  Center for Disease Control and Prevention, U.S. Census Bureau and IBIS World. 0 20 40 60 80 100 2015 2020 2025 2030 2035 2040 2045 2050 2055 2060 (3.0%) (2.5%) (2.0%) (1.5%) (1.0%) (0.5%) 0.0% 0.5% 1.0% 1.5% 2001 2010 • In 2013, the deathcare industry was expected to total $15.9 billion • The deathcare industry is expected to grow at an average annual rate of 1.6% during the next  five years to $17.2 billion • Market share concentration in the  industry is low, with the top three  consolidators (Carriage, SCI & StoneMor)  accounting for an estimated 12.0% of  total industry revenue in 2013 • Highly fragmented industry with a  majority of the more than 24,000  funeral homes represented by small  locally owned independent operations

7 Differentiation in Stable Funeral & Cemetery Industry • Carriage’s success has and will continue to be defined by three strategic models: • Standards Operating Model • Focuses on growing market share and employing high performance people  which together drive long term operating and financial performance • Designed to achieve modest same store revenue growth and strong and  sustainable Field EBITDA Margins at the local business level • Designed to have the Managing Partner and staff share in Field EBITDA  growth 7 • Strategic Acquisition Model • Disciplined acquisition in selected markets • 4E Leadership Model  • Energy, Energize, Edge, Execution • Standards Operating Model requires strong leadership to  grow an entrepreneurial, high value, local personal  service and sales business • 4E Leaders have a winning, competitive spirit and want  to make a difference not only in their business and  community but in Carriage’s performance and reputation Standards Operating  Model

8 Our Growth Strategy • Adopt a pro‐growth business model within an industry that is characterized by its  low growth and stable earnings • Modest growth in sales of our base businesses resulting in improved margins • Relatively fixed regional and corporate overhead allows for modest increases  in Same Store Sales and EBITDA to have greater impact on Free Cash Flow • Make targeted and strategic acquisitions to accelerate growth while maintaining  financial discipline • A majority of acquired Field EBITDA falls to Consolidated EBITDA due to  operating leverage

9 Disciplined and Targeted Acquisition Strategy 9 DATE NAME 11/19/2013 Heritage Funeral Homes & Cremation Servces (Chattanooga, TN) 11/19/2013 Heritage Funeral Homes & Crematory (Ft. Oglethorpe, GA) 12/28/2012 Havenbrook Funeral Home (Norma, OK) 12/21/2012 Crespo & Jirrels Funeral and Cremation Services (Baytown, TX) 12/11/2012 Cumby Family Funeral Service (High Point, NC & Archdale, NC) 9/26/2012 Schmidt Funeral Home (Katy, TX) 9/27/2012 Lawton Ritter Gray Funeral Home (Lawton, OK) 6/27/2012 Gray Funeral Home (Grandfield, OK) 3/13/2012 Conner Westbury Funeral Home (Griffin, GA) 2/21/2012 James J. Terry Funeral Home (Downingtown, PA) 12/13/2011 Bryant Funeral Home (New York, NY) • Our Goal is to acquire $15‐$16 million new  annual revenue through acquisitions • Target leading performers with strong  heritage in their local markets • Comprehensive analysis of a candidate’s  financial profile and market demographics • Focus on markets that perform better than  the industry average and are generally  insulated from economic and demographic  changes • Only consider businesses that will provide  an immediate positive impact on cash flow • Concentrate on higher revenue, higher  margin, accretive businesses • Exercise Financial Discipline through  Valuation Model • Maintain a stable and predictable business  model • Sustain EBITDA growth in line with revenue  growth from acquisitions Recent Acquisitions at a Glance

10 Acquisition Announced  March 5, 2014: SCI Businesses • On March 5, 2014, we announced an agreement to acquire six businesses from  Service Corporation International • Enter two new large strategic markets  • New Orleans • Agreement to acquire 4 businesses • Improving demographics • Low cremation rates compared to industry average • Alexandria, VA • Agreement to acquire 2 businesses • Improving demographics • Decided on these businesses after rigorous due diligence process • Subject to FTC approval, such approval and closing expected to occur in the  second quarter

11Note: Dollars in millions. Stable, Diversified Revenue Profile Note: Dollars in millions. Funeral  Acquisition $0.3 $5.7 $14.2 $25.8 $35.9 Same Store Funeral 120.3 119.8 118.8 118.6 118.8 Cemeteries 39.3 37.8 36.5 38.3 40.5 Financial  Revenue 9.7 14.2 14.0 16.7 18.8 $9.7  $14.2  $14.0  $16.7  $18.8  $39.3  $37.8  $36.5  $38.3  $40.5  $120.3  $119.8  $118.8  $118.6  $118.8  $0.3  $5.7  $14.2  $25.8  $35.9  $169.7  $177.5  $183.5  $199.4  $214.0  $0.0  $50.0  $100.0  $150.0  $200.0  $250.0  2009A 2010A 2011A 2012A 2013A

12 $40.6  $44.8  $48.9  $53.1  $56.1  $0  $20  $40  $60  $80  2009A 2010A 2011A 2012A 2013A Adjusted Consolidated EBITDA Note: Dollars in millions. Track‐record of Growing Profitability Note: Dollars in millions.

13 FY 2013 Earnings Summary Key HighlightsFY 2013 Performance Revenues Adjusted EBITDA Note: Dollars in millions. $199.4  $214.0  $180  $200  $220  2012A 2013A $53.1  $56.1  $40  $45  $50  $55  $60  2012A 2013A • Outstanding financial performance in  twelve months ended 12/31/13 • Revenues grew by 7.3% to $214.0mm • Consolidated EBITDA up 5.7% to  $51.6mm • Adjusted Consolidated EBITDA up  5.8% to $56.1mm • Adjusted EPS up 23.5% to $1.00 • GAAP EPS up 43.1% to $0.83 Note: Dollars in millions.

14 Strong and Improving Capitalization Profile Historical Total Capitalization  Note: Dollars in millions. Total  Capitalization $339 $350 $356 $403 $405 31.9%  34.2%  35.6%  33.4%  38.5%  27.7%  26.5%  25.2%  22.3%  22.1%  40.4%  39.2%  39.2%  44.3%  39.4%  0% 25% 50% 75% 100% 2009A 2010A 2011A 2012A 2013A Shareholder's Equity Convert Long‐term Debt and Capital  Lease

15 Strong Cash Flow and Balance Sheet Adj. Consol. EBITDA / Interest Coverage (2)Free Cash Flow (1) Adjusted EBITDA Note: Dollars in millions. Net Debt / Adj. Consol. EBITDADebt / Adj. Consol. EBITDA Note: Dollars in millions. (1) Defined as cash flow from continuing operations less maintenance capex. (2) Based on net interest expense.  2.2x 2.6x 2.8x 3.3x 4.5x 0.0  1.0  2.0  3.0  4.0  5.0x 2009A 2010A 2011A 2012A 2013A 5.7x 5.1x 4.7x 5.1x 4.4x 0.0  2.0  4.0  6.0  8.0x 2009A 2010A 2011A 2012A 2013A 5.6x 5.1x 4.7x 5.0x 4.4x 0.0  2.0  4.0  6.0  8.0x 2009A 2010A 2011A 2012A 2013A $14.2 $18.6 $24.2 $20.8 $33.2 0 10 20 30 $40 2009A 2010A 2011A 2012A 2013A

16 Historical Trust Performance Trust Growth in $’sCompounded Returns Adjusted EBITDA Note: Dollars in millions. Gains & Income (3/31/09 – 2013)Asset Allocation Fixed Income 50% 50% 82% 87% 75% Equity 48% 47% 16% 11% 20% Cash / Other 2% 3% 2% 2% 5% 50% 50% 82% 87% 75% 48% 47% 16% 11% 20% 2% 3% 2% 2% 5% 0% 20% 40% 60% 80% 100% Q2 2009 2010A 2011A 2012A 2013A Fixed Income Equity Cash / Other CSV Discretionary 179.4% 60.9% 33.2% 37.4% 14.2% HY Bond Index 115.8% 50.4% 30.6% 24.4% 7.5% S&P 500 Index 156.1% 79.4% 56.2% 53.0% 32.4% 179.4% 61.0% 33.4% 37.4% 14.2% 115.8% 50.4% 30.6% 24.4% 7.5% 156.1% 79.4% 56.2% 53.0% 32.4% 0% 50% 100% 150% 200% 4.75 4 3 2 1 CSV Discretionary HY Bond Index S&P 500 Index Note: Dollars in millions.  Equity $18.1 $3.2 $21.3 $41.6 FI 49.4 44.3 93.6 $18.1  $3.2  $21.3  41.6 $49.4 $44.3 $93.6 0 20 40 60 80 100 120 $140 Gains Income Total Cash Withdrawn Equity FI Discretionary $89.1 $182.9 $159.7 $177.5 $178.8 Non‐Discretionary 37.2 50.5 51.7 54.2 45.4 Total 126.3 233.4 211.4 231.7 224.2 $89.1  $182.9  $159.7  $177.5  $178.8  37.2 50.5 51.7 54.2 45.4 0 50 100 150 $200 3/31/09 2010A 2011A 2012A 2013A Discretionary Non‐Discretionary

17 $18.8  $18.6  $18.6  $18.6  $18.6  $18.6  $40.5  $42.8  $43.6  $43.8  $43.8  $43.8  $118.8  $118.9  $119.0  $119.1  $119.3  $119.3  $35.9  $52.1  $70.3  $85.3  $100.3  $115.3   $‐  $50.0  $100.0  $150.0  $200.0  $250.0  $300.0  $350.0 2013 2014 2015 2016 2017 2018 Model Revenue at assumed $40M Acquistions Financial Cemetery Same Store Acquisitons 2.8 2.7 2.3 2.2 2.1 2.0 4.4 5.0 4.3 4.0 3.8 3.6 2013 2014 2015 2016 2017 2018 Model Leverage at assumed $40M  Acquistions Senior Secured Total Leverage  ‐  20.0  40.0  60.0  80.0  100.0 2013 2014 2015 2016 2017 2018 Model Adjusted EBITDA at assumed $40M  Acquistions

18 Appendix

19 Historical Financials Carriage Services Inc. Historical Performance ($'s in 000's) 2009A 2010A 2011A 2012A 2013A Same Store Funeral $120,309 $119,799 $118,801 $118,571 $118,813 Funeral Acquisition Revenue 310 5,705 14,210 25,801 35,891 Cemeteries 39,316 37,797 36,481 38,279 40,479 Financial Revenue 9,721 14,216 14,022 16,741 18,774 Total Revenue $169,656 $177,517 $183,514 $199,392 $213,957 Adjusted EBITDA $40,561 $44,824 $48,937 $53,059 $56,137 % of Revenue 24% 25% 27% 27% 26% Adjusted Net Income $6,526 $9,330 $11,986 $14,781 $18,158 % of Revenue 4% 5% 7% 7% 8% Capital Structure Longterm debt & capital leases 40% 39% 39% 44% 39% Convertible junior subordinated debenture 28% 27% 25% 22% 22% Stockholders' equity 32% 34% 36% 33% 38% Total 100% 100% 100% 100% 100%

20 GAAP Reconciliation to Adjusted EBITDA GAAP Reconciliation 2009A 2010A 2011A 2012A 2013A Consolidated EBITDA $40,325 $41,164 $39,542 $48,806 $51,587 Special Items Affecting EBITDA Withdrawable Trust Income(loss) $236 $3,438 $4,513 $1,916 1,454 Acquistion Expenses - 667 1,237 1,340 752 Severance Costs - 237 1,936 802 1,462 Litigation Settlements and Other Related Costs - (682) - 195 - Consulting Fees - - - - 557 Securities Transactions Expenses - - 504 - 242 Other Special Items - - 1,205 - 83 Sum of Special Items $236 $3,660 $9,395 $4,253 $4,550 Adjusted Consolidated EBITDA $40,561 $44,824 $48,937 $53,059 $56,137 GAAP Pretax $10,706 $12,415 $10,800 $17,528 $24,462 GAAP Tax Provision 4,336 4,954 4,590 6,960 $9,277 GAAP Net Income $6,370 $7,461 $6,210 $10,568 $15,185